SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): December 5, 2002

[DIEBOLD LOGO]

DIEBOLD, INCORPORATED
(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio	44720-8077

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(330) 490-4000

ITEM 5.	OTHER EVENTS

     On December 5, 2002, Diebold, Incorporated issued a press release regarding its intent to settle a dispute with the IRS concerning the deductibility of interest on corporate owned life insurance.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

Exhibit No.	Exhibit Description

99	Press Release of Diebold, Incorporated dated December 5, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIEBOLD, INCORPORATED (Registrant)

Date: December 5, 2002	By:	/s/Gregory T. Geswein Gregory T. Geswein Senior Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)

DIEBOLD, INCORPORATED

FORM 8-K

INDEX TO EXHIBITS

EXHIBIT NO.

99	Press Release of Diebold, Incorporated dated December 5, 2002

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